                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 of Cedar Brakes I, L.L.C. of our report dated November 10, 2000 relating to the financial statements of Cedar Brakes I, L.L.C., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                             /s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
February 02, 2001